BLACKROCK ETF TRUST

iShares FinTech Active ETF

(the “Fund”)

Supplement dated October 23, 2024 to the Statement of Additional Information (“SAI”) of the Fund, dated October 10, 2024, as supplemented

Effective immediately, the Fund’s SAI is amended as follows:

The chart listing investments and investment strategies in the section entitled “Investment Objective and Policies” is amended to reflect that the Fund may invest in foreign exchange transactions and spot transactions and FX forwards, as follows:

iShares FinTech Active ETF
Foreign Exchange Transactions	X
Spot Transactions and FX Forwards	X

Shareholders should retain this Supplement for future reference.

SAI-FTA-1024SUP